Charter National Life Insurance Company

Charter National Variable Account

Supplement, dated January 2, 2009, to

The LIFEinVEST Variable Life Insurance Prospectus

This supplement amends certain disclosure contained in the above-referenced prospectus for certain variable life policies issued by Charter National Life Insurance Company.

The following is added to the “General Provisions – Postponement of Payments” section of the prospectus:

We may postpone paying any amount for a Policy loan or a full surrender to authenticate the signature on a request. In the event that we postpone payment, the request will not be effective until we have validated the signature on the request to our satisfaction. Once accepted, the request for a Policy loan or a full surrender will be paid within seven days.